UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/31/2007

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32253

Delaware	23-3058564
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)

(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Eric T. Fry, formerly a Managing Director of Metalmark Capital LLC ("Metalmark"), which has the right to nominate a majority of EnerSys' directors, has resigned from the Board of Directors of EnerSys effective July 31, 2007. Mr. Fry's resignation is due to his departure from Metalmark and not as a result of any disagreement with EnerSys on any matter relating to EnerSys' operations, policies or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 02, 2007	By:	/s/ Frank M. Macerato
Frank M. Macerato
Vice President & General Counsel